Capital Management Investment Trust

CAPITAL MANAGEMENT SMALL-CAP FUND

INSTITUTIONAL SHARES – Ticker Symbol CMSSX

INVESTOR SHARES – Ticker Symbol CMSVX

Supplement dated January 30, 2018

To the Prospectus dated March 30, 2017

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Notice to Shareholders of Capital Management Small-Cap Fund

The Board of Trustees of Capital Management Investment Trust (the “Trust”) approved a change to the definition of small-cap companies for the Capital Management Small-Cap Fund (the “Small-Cap Fund”). The Small-Cap Fund’s current prospectus defines a small-cap company as one that has a market capitalization within the range of $100 million to $2.5 billion. Beginning March 30, 2018, the Small-Cap Fund’s prospectus will define a small-cap company as one that has a market capitalization within the range of $100 million to $5 billion. The Trust does not believe this change will have a material impact to the Small-Cap Fund’s risk profile.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE